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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2005

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   33-27404-NY               13-3415815
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


One Rockefeller Plaza, Suite 400 New York, New York         10020-2002
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      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION  1  -  REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See the information set forth in Item 2.03 below, which is incorporated into this Item 1.01 by reference.

SECTION  2  -  FINANCIAL  INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On April 26, 2005, Intervest Mortgage Corporation ("Intervest") issued Subordinated Debentures in the aggregate principal amount of $14,000,000; $3,000,000 maturing April 1, 2009, $4,500,000 maturing April 1, 2011, and
$6,500,000 maturing April 1, 2013 (collectively, the "Debentures"). The Debentures were issued under an Indenture, dated as of April 1, 2005, between Intervest and The Bank of New York, as Trustee (the "Indenture"). The Debentures are general unsecured obligations of Intervest, and will be subordinated in payment of principal and interest to all senior indebtedness of Intervest, as defined in the Indenture.

     Intervest may, at its option, at any time call all or any part of the Debentures (including all or any part of the Debentures of any maturity) for payment, and redeem the same at any time prior to the maturity thereof. The redemption price for Debentures will be

     - face amount plus a 1% premium if the date of redemption is prior to October 1, 2006, and
     -    face  amount if the date of redemption is on or after October 1, 2006.

In all cases, the Debenture holder will also receive interest accrued to the date of redemption.

The Debentures were offered by Sage Rutty & Co., Inc. (the "Underwriter"). Intervest paid to the Underwriter a commission equal to 3% of the purchase price of Debentures due April 1, 2009, 5% of the purchase price of Debentures due April 1, 2011, and 7% of the purchase price of Debentures due April 1, 2013, which are sold by the Underwriter or participating broker/dealers. In addition, Intervest paid the Underwriter a fee equal to 1/2 of 1% of the aggregate gross amount of Debentures due April 1, 2009, and 1% of Debentures due April 1, 2011 and April 1, 2013 sold in the offering, and will pay the costs and expenses of Underwriter's counsel associated with the offering of the Debentures.

Interest on the Debentures will be paid or will accrue on the first day of each calendar quarter at the following annual interest rates: 6 1/4% for Debentures maturing April 1, 2009, 6 1/2% for Debentures maturing April 1, 2011 and 7% for Debentures maturing April 1, 2013. If the purchaser has elected to have interest accrue, then, in addition to interest accruing on the principal balance, interest will accrue each calendar quarter on the balance of the accrued interest as of the last day of the preceding quarter at the same interest rate, with all accrued interest payable at maturity. In either event, the entire principal amount of each Debenture is payable at maturity.

A holder of Debentures will have the right, commencing in 2008, to require the Company to purchase his or her Debentures for the face amount, together with any accrued but unpaid interest through the Repurchase Date (as hereafter defined). However, the Company will not, in any calendar year, be required to purchase more than $100,000 in aggregate principal amount of each maturity of Debentures, on a non-cumulative basis. Any such repurchases will be made only once each calendar year, on April 1 of each year (the "Repurchase Date"), commencing April 1, 2009.

In addition, the Indenture contains customary events of default, the occurrence of any of which could lead to an acceleration of Intervest's obligations under the Debentures.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INTERVEST MORTGAGE CORPORATION


Date:  April 26, 2005              By:  /s/  Lowell S. Dansker
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                                        LOWELL S. DANSKER,
                                        VICE CHAIRMAN, PRESIDENT AND TREASURER
                                        (Principal Executive Officer and
                                           Principal Financial Officer)